UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               -------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                               -------------------

                                 Date of Report
                        (Date of earliest event reported)
                                 August 8, 2005

                            NTN Communications, Inc.
             (Exact name of Registrant as specified in its charter)

         Delaware                      001-11460                  31-1103425
(State or Other Jurisdiction   (Commission File Number)       (I.R.S. Employer
of Incorporation or Organization)                            Identification No.)

                               5966 La Place Court
                           Carlsbad, California 92008
               (Address of Principal Executive Offices) (Zip Code)

                                 (760) 438-7400
                        (Registrant's telephone number,
                              including Area Code)

                               -------------------

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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On August 8, 2005, NTN Communications, Inc. issued a press release announcing its financial results for the second quarter ended June 30, 2005. The press release is attached hereto as Exhibit 99.1. The information in this report and the attached exhibit is being furnished and shall not be deemed "filed" with the Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of
Section 18. Furthermore, the information contained in this Current Report shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 99.1 Press release issued by NTN Communications, Inc. on August 8, 2005.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             NTN COMMUNICATIONS, INC.


                                             By: /s/Andy Wrobel
                                                -----------------------
                                                   Andy Wrobel
                                                Chief Financial Officer

Date: August 10, 2005

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                                  EXHIBIT INDEX

EXHIBIT
NUMBER       DESCRIPTION

99.1         Press release issued by NTN Communications, Inc. on August 8, 2005.